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                           NATIONWIDE FAMILY OF FUNDS


   GARTMORE MILLENNIUM GROWTH FUND (FORMERLY "NATIONWIDE MID CAP GROWTH FUND")
                             NATIONWIDE GROWTH FUND
                                 NATIONWIDE FUND
                              NATIONWIDE BOND FUND
                         NATIONWIDE TAX-FREE INCOME FUND
                 NATIONWIDE LONG-TERM U.S. GOVERNMENT BOND FUND
                NATIONWIDE INTERMEDIATE U.S. GOVERNMENT BOND FUND
                          NATIONWIDE MONEY MARKET FUND

                 Prospectus Supplement dated September 21, 2000
                        to Prospectus dated March 1, 2000


The disclosure on page 31 of the above noted prospectus is hereby amended to reflect that:

Effective September 1, 2000, William H. Miller became co-portfolio manager of the Nationwide Fund.

The following updates the information concerning the portfolio managers for the Nationwide Fund:

Portfolio Managers: Charles Bath and William H. Miller are co-portfolio managers of the Nationwide Fund. Mr. Bath has either managed or co-managed the Nationwide Fund and its predecessor since 1985. Mr. Bath also previously managed the Capital Appreciation Fund of the Nationwide Separate Account Trust ("NSAT") from 1992 to March 31, 2000 and currently co-manages the NSAT Total Return Fund. Mr. Bath has been with Villanova Mutual Fund Capital Trust ("VMF") or its predecessors since 1985. Mr. Miller also began co-managing the NSAT Total Return Fund in September 1, 2000. Prior to joining VMF in July 1999, Mr. Miller held the following positions: Senior Portfolio Manager, Putnam Investments (1997-1999); Vice President and Assistant Portfolio Manager, Delaware Management Company (1995-1997); Vice President and Investment Manager, Janney Montgomery Scott LLC (1994-1995); and Vice President and Investment Manager, Rutherford Capital Management (1985-1994).

           INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS
                              FOR FUTURE REFERENCE.